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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                November 9, 1995




                       NORTHBAY FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)




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
   Delaware                 1-10203                  68-02085083
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(State or other         (Commission File           (IRS Employer
 jurisdiction of             Number)                 Identification
 incorporation)                                          No.)
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
1360 Redwood Way, Petaluma, California                94954
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Address of principal executive offices)                  (Zip Code)
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Registrant's telephone number, including area code: (707) 792-7409
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                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.     Other Events

     On November 9, 1995, Northbay Financial Corporation ("Northbay") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Bank of the West, and an acquisition subsidiary thereof, pursuant to which the acquisition subsidiary will merge with and into Northbay (the "Merger"). Upon the Merger, each share of common stock, $0.10 par value, of Northbay shall be converted into the right to receive an amount in cash equal to $15.75 per share, subject to adjustment in certain circumstances. In addition, Northbay has entered into a Stock Option Agreement with Bank of the West, pursuant to which Bank of the West has been granted an option to purchase shares of Northbay common stock representing 19.9% of its presently outstanding shares at a price of $13.25 per share, upon the occurrence of certain specified events.

     The Merger Agreement and the related Stock Option Agreement and the joint press release of Northbay and Bank of the West are filed as Exhibits to this Report and are incorporated herein by reference.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

Item 7.     Financial Statements and Exhibits.

     (c)     Exhibits.

     The Exhibits listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.




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                            SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


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
                              NORTHBAY FINANCIAL CORPORATION



Date: November 17, 1995       By: /s/ ALFRED A. ALYS
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                                  Alfred A. Alys
                                  Executive Vice President and
                                   Chief Executive Officer

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                                 EXHIBIT INDEX




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
Exhibit
Number                      Description                     Page
-------                     -----------                     ----
   2 Agreement and Plan of Merger, dated as of November 9, 1995, between Bank of the West,
         NF Acquisition Co. and Northbay Financial
         Corporation

  10 Stock Option Agreement, dated November 9, 1995, by and between Bank of the West, NF Acquisition
        Co. and Northbay Financial Corporation

  99    Joint press release of Northbay Financial
        Corporation and Bank of the West dated November
        10, 1995.
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